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                                                                  Exhibit 10(b)
                                                                  -------------

                                    TRW INC.


                    $575,000,000 Floating Rate Notes due 2000

                        $425,000,000 6.45% Notes due 2001








                               PURCHASE AGREEMENT




                                  June 18, 1999



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                                                                   June 18, 1999


Goldman, Sachs & Co.
as representative of the Initial Purchasers named in Schedule II hereto
c/o Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004

Dear Sirs and Mesdames:

                  TRW Inc., an Ohio corporation (the "COMPANY"), proposes to issue and sell to the several purchasers named in Schedule II hereto (the "INITIAL PURCHASERS"), for whom you (the "Representative") are acting as representative, $575,000,000 principal amount of its Floating Rate Notes due 2000 (the "2000 Notes") and $425,000,000 principal amount of its 6.45% Notes due 2001 (the "2001 Notes" and, together with 2000 Notes, the "SECURITIES"), to be issued pursuant to the provisions of an Indenture dated as of May 1, 1986 (as supplemented, the "INDENTURE"), as supplemented by the First Supplemental Indenture dated as of August 24, 1989, the Second Supplemental Indenture dated as of June 2, 1999, the Third Supplemental Indenture dated as of June 2, 1999, the Fourth Supplemental Indenture dated as of June 2, 1999, the Fifth Supplemental Indenture dated as of June 2, 1999, the Sixth Supplemental Indenture dated as of June 23, 1999, and the Seventh Supplemental Indenture dated as of June 23, 1999, between the Company and The Chase Manhattan Bank, as successor Trustee (the "TRUSTEE") to Mellon Bank N.A.

                  The Securities will be offered and sold without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

                  In connection with the sale of the Securities, the Company will prepare an offering circular (the "OFFERING CIRCULAR") including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company. The Company hereby confirms that it has authorized the use of the Offering Circular in connection with the offering and resale of the Securities by the Initial Purchasers, subject to their obligations hereunder. As used herein, the term "Offering Circular" shall include in each case the documents incorporated by reference therein. The terms "SUPPLEMENT", "AMENDMENT" and "AMEND" as used herein with respect to the Offering Circular shall include all documents deemed to be incorporated by reference in the Offering Circular that are filed subsequent to the date of the Offering Circular with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").


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                  The Initial Purchasers and their direct and indirect permitted transferees will be entitled to the benefits of the Registration Rights
Agreement dated as of the Closing Date between the Company and the Initial Purchasers (the "Registration Rights Agreement"), pursuant to which the Company will file a registration statement or registration statements (each, a "Registration Statement") with the Commission registering the Securities and/or the Exchange Securities (as defined in the Registration Rights Agreement) under the Securities Act.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Initial Purchaser as set forth below in this Section 1:

                  (a) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Offering Circular complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations thereunder and when read together and with the other information in the Offering Circular, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) Any documents filed by the Company under the Exchange Act that are incorporated by reference (in whole or in part) in the Offering Circular or that are incorporated by reference (in whole or in part) in a Registration Statement, as of the dates they were filed or hereafter are with the Commission, complied and will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations").

                  (c) When the Securities are issued and delivered pursuant to this Agreement, such securities will not be of the same class (within the meaning of Rule 144A) as securities of the Company which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

                  (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Ohio, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and is duly qualified as a foreign corporation to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the financial condition or earnings, business affairs or business prospects of the

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         Company and its subsidiaries, taken as a whole; and the Company is in good standing in the State of California and the Commonwealth of Virginia.

                  (e) (if the Company has one or more Significant Subsidiaries as of the date hereof and as of the Closing Date) each Significant Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Offering Circular and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition, or the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each Significant Subsidiary of the Company held by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. For purposes of this paragraph a "Significant Subsidiary" shall mean a "significant subsidiary" as defined in Rule 405 of Regulation C under the Act.

                  (f) This Agreement has been duly authorized, executed and delivered by the Company.

                  (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Securities denominated other than in United States dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments in a foreign currency or currency units or payments outside the United States; the Securities and the Indenture will be substantially in the form heretofore delivered to the Initial Purchasers and conform in all material respects to all statements relating thereto contained in the Offering Circular; and the Securities will be entitled to the benefits provided by the Indenture.

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                  (h) (i) The Indenture has been duly authorized, and, when
         executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding agreement of, the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles and (ii) the Registration Rights Agreement has been duly authorized, and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding agreement of, the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law. The Registration Rights Agreement will conform in all material respects to the description thereof, if any, to be contained in the Offering Circular.

                  (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or constitute a default under the Amended Articles of Incorporation of the Company or by-laws of the Company or any indenture, other agreement or instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any court or governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Securities or the Registration Rights Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

                  (j) Except as may be set forth in the Offering Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, against or affecting, the Company or any of its subsidiaries, which might, in the opinion of the Company, result in any material adverse change in the financial position of the Company and its subsidiaries taken as a whole, or might materially and adversely affect the assets of the Company and its subsidiaries, taken as a whole.

                  (k) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circular, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

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                  (l) Neither the Company nor any affiliate (as defined in Rule
         501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or
         (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities, (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; provided, however, the Company makes no representations with respect to the activities of the Initial Purchasers.

                  (m) None of the Company, its Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S; provided, however, the Company makes no representations with respect to the activities of the Initial Purchasers.

                  (n) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify any indenture in respect of the Securities under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (o) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                  (p) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Offering Circular present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations for the periods specified; and except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

                  2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company at the purchase price for the Securities set forth in Schedule I hereto, the respective principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule II hereto.

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                  3. Terms of Offering. You have advised the Company that the
Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Offering Circular, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

                  4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on June 23, 1999, or at such other time on the same or such other date, not later than June 30, 1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

                  Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Securities shall be delivered to you on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

                  5. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, to the due execution and delivery of the Indenture and to the following additional conditions:

                  (a) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Date with the same effect as if made on the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date and that, subsequent to the date of most recent financial statements in the Offering Circular, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Offering Circular or as described in such certificate.

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                  (b) The Initial Purchasers shall have received on the Closing
         Date an opinion of the General Counsel or an Assistant General Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit A.

                  (c) The Initial Purchasers shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibit B.

                  (d) The Initial Purchasers shall have received on the Closing Date a letter, dated the Closing Date in form and substance satisfactory to the Initial Purchasers, from each of (i) Ernst & Young LLP, independent public accountants, (ii) KPMG Audit plc, independent public accountants, (iii) KPMG Audit plc and Ernst & Young, jointly, and (iv) Ernst & Young, independent public accountants, in each case containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Offering Circular; provided that (A) the Ernst & Young LLP letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof and (B) the KPMG Audit plc letter delivered on the Closing Date shall use a "cut-off date" not earlier than March 24, 1999.

                  (e) Subsequent to the execution of this Agreement, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

                  (f) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Representatives may reasonably request.

                  (g) The Registration Rights Agreement shall have been duly authorized, executed and delivered by the Company, the Indenture shall have been duly authorized, executed and delivered by the Company, all the covenants and agreements contained herein to be fulfilled or complied with by the Company at or prior to such Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the



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Initial Purchasers. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  6. Covenants of the Company. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

                  (a) To furnish to you in New York City, without charge, prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Offering Circular, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

                  (b) The Company will advise the Initial Purchasers promptly of any proposal to amend or supplement the Offering Circular and will afford the Initial Purchasers a reasonable opportunity to comment on any such proposed amendment or supplement. The Company will not file any document under the Exchange Act before the completion of the offering of the Securities by the Initial Purchasers if such document would be incorporated by reference in the Offering Circular and if the filing of such document would cause the Offering Circular, as amended or supplemented by the filing of such document, to contain an untrue statement of a material fact or to omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers to purchasers who are not affiliates of such Initial Purchaser, any event occurs as a result of which the Offering Circular as then amended (including, without limitation, any document incorporated by reference therein) would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Offering Circular which will correct such statement or omission or misstatement.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement,



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         including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Offering Circular and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon,
         (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) all document production charges and expenses of counsel to the Initial Purchasers (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the costs and charges of the Trustee and any transfer agent, listing agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel and transfer taxes payable on resale of any of the Securities by them.

                  (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  (g) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.



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                  (h) While any of the Securities remain "restricted securities"
         within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (i) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation
         S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.

                  (j) During the period from the Closing Date to the earlier of
         (i) two years after the Closing Date, or (ii) the date of effectiveness of a registration statement with respect to the Securities as contemplated in the Registration Rights Agreement, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

                  (k) The Company will use its reasonable best efforts in cooperation with the Initial Purchasers to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (l) Each Security will bear the legends specified in the Indenture until, in the opinion of counsel of the Company, such legends are is no longer advisable because such Security is no longer subject to the restrictions on transfer described therein.

                  (m) For a period beginning at the time of execution of this Agreement and ending on the business day following the Closing Date, the Company will not, without the consent of Goldman, Sachs & Co. on behalf of the Initial Purchasers, offer, sell, contract to sell or otherwise dispose of any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than 390 days from the date of issue.

                  7. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or



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in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Offering Circular under the caption "Notice to Investors".



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                  (b) Each Initial Purchaser, severally and not jointly,
represents, warrants, and agrees with respect to offers and sales outside the United States that:

                           (i) such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of the Offering Circular or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

                           (ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Offering Circular or any such other material, in all cases at its own expense;

                           (iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A; and

                           (iv) such Initial Purchaser has (A) not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

                  Terms used in this Section 7(b) have the meanings given to them by Regulation S.



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                  8. Indemnity and Contribution. (a) The Company agrees to
indemnify and hold harmless each Initial Purchaser and each person, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including amounts paid in settlement of any litigation if such settlement is effected with the written consent of the Company), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular or in any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each person who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by such Initial Purchaser expressly for use in the Offering Circular or any amendments or supplements thereto. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party, otherwise than under subparagraph (a) or (b) of this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party;

provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party, or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party, of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by Goldman, Sachs & Co. in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                  (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party under paragraph (a) or (b) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other in connection with the offering of the Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers in respect thereof. The relative fault of the Company on the one hand and of the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8 are several, in proportion to the respective principal amounts of Securities purchased by each of such Initial Purchasers, and not joint.

                  9. Termination. An Initial Purchaser may terminate this Agreement, immediately upon notice to the Company, at any time prior to the Closing Date (a) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Offering Circular, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries, shall have occurred the effect of which is, in the judgment of Morgan Stanley & Co. Incorporated, so material and adverse to the Company and its subsidiaries taken as a whole as to make it impractical or inadvisable to proceed with the delivery of the Securities or (b) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which shall be such as to make it, in the judgment of Morgan Stanley & Co. Incorporated, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (c) if trading in any securities of the Company shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Securities are denominated or payable, or
(d) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of this Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (e) if there shall have come to the attention of such Initial Purchaser any facts that would cause you to believe that the Offering Circular, at the time it was required to be delivered to a purchaser of Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

                  10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                  If, on the Closing Date, any one or more of the Initial Purchasers shall fail to purchase and pay for any of the Securities that it or they have agreed to purchase hereunder on such date, and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite their names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Offering Circular or in any other documents or arrangements may be effective. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company and any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

                  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 5 hereof is not satisfied because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities but the Company shall be under no further liability to the Initial Purchasers with respect to such Securities except as provided in Section 8 hereof.

                  11. Representatives and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of the third paragraph of Section 10 and the provisions of Section 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or telegraphed and confirmed to the Representatives of the Initial Purchasers, at the address specified in Schedule II hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it, care of 1900 Richmond Road, Cleveland, Ohio 44124, Attention of the Secretary.

                  16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  17. Business Day. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and each of the Initial Purchasers.

                                Very truly yours,

                                TRW INC.

                                By:      /s/ Ronald P. Vargo
                                   ---------------------------------------------
                                     Name:      Ronald P. Vargo
                                     Title:     Vice President and Treasurer

Accepted as of the date hereof

Goldman, Sachs & Co.

Acting severally on behalf of itself and the several Initial Purchasers named in
       Schedule II hereto.

By:    Goldman, Sachs & Co.


By:       /s/ Goldman, Sachs & Co.
    ----------------------------------------

                                                                      SCHEDULE I





Description of the Securities:

Title and Purchase Price of Floating Rate Notes due 2000:

Title:                                             Floating Rate Notes due 2000

Principal amount:                                  $575,000,000

Interest rate:                                     Three month LIBOR plus 0.42%

Date interest begins to accrue:                    June 23, 1999

Interest payment dates:                            September 28, 1999, and
                                                   thereafter on December 28,
                                                   1999, March 28, 2000, and at
                                                   maturity

Date of maturity:                                  June 28, 2000

Purchase price (including
  accrued interest or
  amortization, if any):                           99.991%

Initial offering price:                            100%

Title and Purchase Price of 6.45% Notes due 2001:

Title:                                             6.45% Notes due 2001

Principal amount:                                  $425,000,000

Interest rate:                                     6.45%

Date interest begins to accrue:                    June 23, 1999

Interest payment dates:                            December 15 and June 15 of
                                                   each year, commencing on
                                                   December 15, 1999

Date of maturity:                                  June 15, 2001

Purchase price (including
  accrued interest or
  amortization, if any):                           99.55%

Initial offering price:                            99.991%

Closing Date, Time and Location:                   June 23, 1999, at 9:00 a.m.
                                                   at the offices of Cravath,
                                                   Swaine & Moore, Worldwide
                                                   Plaza, 825 Eighth Avenue,
                                                   New York, New York 10019

$575,000,000 of  Floating Rate Notes due 2000

                            INITIAL PURCHASERS                                PRINCIPAL AMOUNT OF 2000 NOTES TO BE
                                                                                           PURCHASED

Goldman, Sachs & Co.....................................................                  $345,000,000

Chase Securities Inc....................................................                  115,000,000

Morgan Stanley & Co. Incorporated.......................................                  115,000,000

             Total:.....................................................                  $575,000,000
                                                                                           ===========

$425,000,000 of 6.45% Notes due 2001

                            INITIAL PURCHASERS                                PRINCIPAL AMOUNT OF 2001 NOTES TO BE
                                                                                           PURCHASED

Goldman, Sachs & Co.....................................................                  $255,000,000

Chase Securities Inc....................................................                   85,000,000

Morgan Stanley & Co. Incorporated.......................................                   85,000,000

              Total:....................................................                  $425,000,000
                                                                                           ===========

                                                                       EXHIBIT A



                     FORM OF OPINION OF WILLIAM B. LAWRENCE

Gentlemen and Ladies:

This opinion is addressed to you with respect to $575,000,000 aggregate principal amount of Floating Rate Notes due 2000, and $425,000,000 aggregate principal amount of 6.45% Notes due 2001 (collectively, the "Offered Securities") of TRW Inc., an Ohio corporation (the "Company"), to be issued under an Indenture dated as of May 1, 1986, supplemented by the First Supplemental Indenture dated August 24, 1989, the Second Supplemental Indenture dated as of June 2, 1999, the Third Supplemental Indenture dated as of June 2, 1999, the Fourth Supplemental Indenture dated as of June 2, 1999, the Fifth Supplemental Indenture dated as of June 2, 1999, the Sixth Supplemental Indenture dated as of June 23, 1999, and the Seventh Supplemental Indenture dated as of June 23, 1999 (as supplemented, the "Indenture"), between the Company and The Chase Manhattan Bank as successor trustee ("Trustee") to Mellon Bank, N.A., pursuant to Section 5(b) of the Purchase Agreement dated June 18, 1999 (the "Purchase Agreement"), entered into among the Company and you as representative (the "Representative"). Capitalized terms used but not defined in this letter are used as defined in the Purchase Agreement.

I am General Counsel of the Company and have acted in such capacity in connection with the proposed issue and sale by the Company of the Offered Securities. With respect thereto, I have examined or caused to be examined by members of the TRW Law Department the following: (i) the Amended Articles of Incorporation of the Company; (ii) the Regulations of the Company; (iii) the corporate proceedings of the Company relating to the Offered Securities, the Offering Circular (as defined below), and the execution and delivery of the Purchase Agreement, the Registration Rights Agreement and the Indenture; (iv) the Company's Annual Report on Form 10-K for the year ended December 31, 1998, the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 1999, the Company's Current Reports on Form 8-K dated as of January 28, 1999, February 5, 1999, March 26, 1999 (as amended May 17, 1999), and May 27, 1999 (the "Incorporated Documents"), all of which documents have been filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are incorporated by reference in the Offering Circular; (v) the Offering Circular dated June 18, 1999 (the "Offering Circular"); (vi) the Purchase Agreement; (vii) the Indenture; (viii) the Registration Rights Agreement and (ix) the Form of the Offered Securities.

I have also made or caused to be made such other examinations as I have deemed necessary to enable me to give the opinions herein expressed. However, as to each of the opinions set forth below which is limited to my knowledge, you should be aware that I have neither made nor caused to be made any independent review for purposes of rendering this opinion, although in the regular course of advising TRW I have reviewed or caused to be reviewed various documents, records and matters of law. As to matters relating to that portion of the Company that constituted LucasVarity plc ("LucasVarity") prior to its purchase by the Company, I have relied on the opinion of Russell Kelley, General Counsel of LucasVarity Ltd. As to matters relating to Lucas Limited and governed by English law, I have relied on the opinion of Allen & Overy.

Based upon the foregoing, I am of the opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, with full corporate power and authority to own its properties and conduct the business now being conducted by it as described in the Offering Circular, and is duly qualified to do business as a foreign corporation in each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to so qualify would not have a material adverse effect on the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the Company is in good standing in the State of California and the Commonwealth of Virginia;

2. Lucas Limited, a private limited company organized and existing under the laws of England and Wales ("Lucas Limited"), is duly incorporated, validly existing and in good standing as a private company with limited liability under the laws of England. The registers of charges of Lucas Limited's immediate holding company, Lucas Investment Finance Limited, and of Joseph Lucas Limited, as at June 22, 1999, do not disclose any charges over the shares in Lucas Limited held by them. Each of the certificate of incorporation and Memorandum and Articles of Association of Lucas Limited do not prohibit Lucas Limited from engaging in the business of producing and selling automotive and aerospace products;

3. Kelsey-Hayes Company, a Delaware corporation ("Kelsey-Hayes"), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization has the corporate power and authority to own its property and to conduct its business as described in the Offering Circular and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition, or the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of Kelsey-Hayes have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly, free and clear of all liens, encumbrances, equities or claims;

4. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by or on behalf of the Company, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms except (i) as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law and (ii) as the enforcement of remedies may be (A) limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws or proceedings affecting the enforcement of creditors' rights generally from time to time in effect or (B) subject to the effect of general principles of equity, whether applied by a court of law or equity; and the Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, the Registration Rights Agreement and the Purchase Agreement except as the enforcement of remedies may be (i) limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws or proceedings affecting the enforcement of creditors' rights generally from time to time in effect or
(ii) subject to the effect of general principles of equity, whether applied by a court of law or equity;

5. To my knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character that would be required to be disclosed in a registration statement filed under the Securities Act of 1933, as amended (the "Act"), which is not adequately disclosed in the Offering Circular, and there is no franchise, contract or other document of a character that would be required to be described in a registration statement or prospectus filed under the Act, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Offering Circular describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

6. I have no reason to believe that the Offering Circular, or any amendment thereof, at the date of this letter contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Circular, as amended or supplemented, at the date of this letter, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that I express no opinion as to the information contained in or omitted from the Offering Circular or any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for use in connection with the preparation of the Offering Circular or any amendment thereof or supplement thereto;

7. The Purchase Agreement has been duly authorized, executed and delivered by the Company;

8. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers;

9. Neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated by the Purchase Agreement nor the fulfillment of the terms of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities will conflict with, result in a breach of, or constitute a default under, the Amended Articles of Incorporation or Regulations of the Company or the terms of any indenture or other agreement or instrument known to me and to which the Company is a party or bound, or any order or regulation known to me to be applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company; and

10. Based upon the representations, warranties and agreements of the Company in Sections 1(m), 1(n), 1(o), 6(f), 6(g) and 6(j) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, and assuming (i) the accuracy of the representations and warranties of each of the purchasers to whom the Initial Purchasers initially resell the Securities, (ii) compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Circular and (iii) receipt by the purchasers to whom the Initial Purchasers initially resell the Securities of a copy of the Offering Circular prior to such sale, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933, or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security.

I am a member of the bar of the State of Ohio and do not purport to be an expert on, generally familiar with or qualified to express legal conclusions based on laws other than the laws of the State of Ohio and the United States of America.

This opinion is being delivered to you solely for your benefit as a representative under the Purchase Agreement and to the Initial Purchasers and may be relied upon only by you for such purpose.

Very truly yours,


William B. Lawrence
General Counsel

                                    EXHIBIT B

                   FORM OF OPINION OF CRAVATH, SWAINE & MOORE

                                    TRW INC.
                    $575,000,000 FLOATING RATE NOTES DUE 2000
                        $425,000,000 6.45% NOTES DUE 2001



Ladies and Gentlemen:

                  We have acted as your counsel in connection with the purchase by you, pursuant to the Purchase Agreement dated June 18, 1999 (the "Purchase Agreement"), among you and TRW Inc., an Ohio corporation (the "Company"), of $575,000,000 principal amount of the Company's Floating Rate Notes due 2000, and $425,000,000 principal amount of the Company's 6.45% Notes due 2001 (collectively, the "Securities") to be issued under the Indenture dated as of May 1, 1986, as supplemented and amended by the First Supplemental Indenture dated as of August 24, 1989, the Second Supplemental Indenture dated as of June 2, 1999, the Third Supplemental Indenture dated as of June 2, 1999, the Fourth Supplemental Indenture dated as of June 2, 1999, the Fifth Supplemental Indenture dated June 2, 1999, the Sixth supplemental Indenture dated as of June 23, 1999, and the Seventh Supplemental Indenture dated as of June 23, 1999 (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including: (a) resolutions adopted by the Board of Directors of the Company on February 10, 1999; (b) the Offering Circular dated June 18, 1999 (the "Offering Circular"); (c) the Purchase Agreement; (d) the Registration Rights Agreement; (e) the Indenture; and (f) the form of the Securities.

                  Based on the foregoing, we are of opinion as follows:

                  1. Assuming that the Indenture has been duly authorized, executed and delivered by the Company, the Indenture constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject to



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applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

                  2. The Securities conform in all material respects to the description thereof contained in the Offering Circular. Assuming that the Securities have been duly authorized, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

                  3. Assuming (i) the accuracy of, and compliance with, the representations, warranties and covenants of the Company in the Purchase Agreement, (ii) the accuracy of, and compliance with, the representations, warranties and covenants of the Initial Purchasers in the Purchase Agreement,
(iii) the accuracy of the representations and warranties of each of the purchasers to whom the Initial Purchasers initially resell the Securities, (iv) compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Circular and (v) receipt by the purchasers to whom the Initial Purchasers initially resell the Securities of a copy of the Offering Circular prior to such sale, it is not necessary in connection with the offer, sale and delivery of the Securities or in connection with the initial resale of such Securities in the manner contemplated by the Purchase Agreement and the Offering Circular to register the Securities under the Securities Act of 1933, as amended, and the Indenture does not require qualification under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any Securities.

                  Although we have not performed an independent verification of the substance of counsel's opinion and take no responsibility therefor, the opinion dated the date hereof of William B. Lawrence, General Counsel for the Company, delivered to you pursuant to Section 5(b) of the Purchase Agreement, is substantially responsive to the requirements of the Purchase Agreement. This letter is delivered to you pursuant to Section 5(c) of the Purchase Agreement.

                  We are admitted to practice in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New



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

York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America. In particular, we do not purport to pass on any matter governed by the laws of the State of Ohio. In rendering this opinion, we have assumed without independent investigation, the correctness of, and take no responsibility for, the opinion dated June 23, 1999, of William B. Lawrence, General Counsel for the Company, a copy of which has been delivered to you pursuant to Section 5(b) of the Purchase Agreement, as to all matters of law covered therein relating to the laws of the State of Ohio.

                  We are furnishing this opinion to you solely for your benefit. This opinion may not be relied upon by any other person or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,



Goldman, Sachs & Co.
Chase Securities Inc.

In care of Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004


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